EXHIBIT 10.1

4SIGMA (BERMUDA) LTD.

BONDHOLDERS CONVERSION AGREEMENT

THIS AGREEMENT is made on November 8, 2001

BETWEEN

(1)         4SIGMA (BERMUDA) LTD. (the "Issuer"); and

(2)         THE  PARTIES  NAMED IN SCHEDULE 2  (the "Preference  Share  Subscribers").

WHEREAS

(A)        The Issuer has issued to the Preference Share Subscribers (a) USD 450,000 in aggregate principal amount of 8 per cent. convertible bonds due 30 June 2003 pursuant to a subscription agreement dated 23 March 2001 and (b) USD 800,000 in aggregate principal amount of 8 per cent. convertible bonds due 30 June 2003 pursuant to a rights offer document dated 25 May 2001 (together, the "Bonds").

(B)         The Preference Share Subscribers intend to convert the Bonds (including accrued interest) which they hold into 8% class E non-voting redeemable and convertible preference shares of nominal value of USD0.01 each (the "Preference Shares"), the terms of which are substantially set out in the Term Sheet.  This shall take effect by way of issue of Preference Shares by the Issuer to the relevant Preference Share Subscribers in accordance with the terms herein in return for transfer of the Bonds by the Preference Share Subscribers to the Issuer.

IT IS AGREED  as follows:

1.         INTERPRETATION

1.1       Definitions

In this Agreement the following expressions have the following meanings:

"Assets" means all the undertaking, property, assets, rights and revenues whatsoever of the Issuer, present and future, wherever situated in the world, and includes each and any of them.

"Bond Certificate" means a certificate representing one or more Bonds.

"Closing Date" means such later date as the parties hereto may agree.

"Intellectual Property Rights" means all patents, trade marks, service marks (including any goodwill associated with them), all brands and trade names, all copyrights and rights in the nature of copyright, database rights, design rights and registered designs and documented trade secrets and know-how and all other intellectual property rights now or in the future owned or enjoyed by the Issuer, all applications for the protection of any such rights in any part of the world and the benefit of all agreements and licences now or in the future entered into or enjoyed by the Issuer relating to the use of exploitation of any such rights.

"Land" means includes freehold and leasehold land and immovable property and in each case all buildings and structures upon and all things affixed (including trade and tenant's fixtures) thereto.

"Preference Share Certificate" means a certificate representing one or more Preference Shares.

"Preference Share Issue Price" means an issue price for each Preference Share of USD1.00 (that is, one Preference Share for each USD1.00 in aggregate principal amount of Bonds except that fractions of Preference Shares shall not be delivered and no compensation shall be payable in respect of any non-delivery of a fraction of a Preference Share).

"Term Sheet" means the term sheet as set out in Schedule 1 hereto.

1.2       Statutes

Any reference in this Agreement to a statute, any provision thereof or to any statutory instrument, order or regulation made thereunder shall be construed as a reference to such statute, provision, statutory instrument, order or regulation as the same may have been, or may from time to time be, amended or re-enacted.

2.              SUBSCRIPTION, ISSUE AND ALLOTMENT

2.1           Undertaking to issue and allot Preference Shares

The Issuer undertakes to the Preference Share Subscribers that, subject to and in accordance with the provisions of this Agreement, the Preference Shares will be issued and allotted to the Preference Share Subscribers on the Closing Date.

2.2          Undertaking to subscribe Preference Shares

Each Preference Share Subscriber undertakes to the Issuer that, subject to and in accordance with the provisions of this Agreement, it will on the Closing Date subscribe for such number of Preference Shares as is set out against its name in Schedule 2 at the Preference Share Issue Price and transfer to the Issuer the aggregate principal amount of Bonds as set out against its name in Schedule 2 as payment of the Preference Share Issue Price for each such Preference Share.

2.3       Cancellation of Bonds

Upon the transfer of the Bonds to the Issuer pursuant to Clause 2.2 above, the Issuer shall, in accordance with the terms and conditions of the Bonds, cancel such Bonds and the Issuer shall not reissue or resell such Bonds.

3.         SELLING RESTRICTIONS

Each party hereto acknowledges, represents, warrants and undertakes as set out in Schedule 3.

4.           CLOSING

4.1         Closing

The closing of the issue ("Closing") shall take place on the Closing Date, whereupon:

4.1.1         Delivery of Shares: The Issuer shall deliver to each Preference Share Subscriber the Preference Shares to which such Preference Share Subscriber is entitled (by appropriate entry in the share register and the furnishing to such Subscriber the relevant Preference Share Certificate).

4.1.2         Payment of issue proceeds: Subject to Clause 4.2 (Conditions precedent), each Preference Share Subscriber shall pay for its respective Preference Shares by the surrender of the relevant Bond Certificate with the endorsed form of transfer duly completed, at the registered office of the Issuer together with such evidence as the Issuer may reasonably require to prove the title of the relevant Preference Share Subscriber and the authority of the individuals who have executed the form of transfer and the Issuer shall instruct its registrars to amend the register maintained by each of them in relation to the Bonds so that the Bonds are shown as having been transferred to the Issuer and cancelled.

4.2       Conditions precedent

Each Preference Share Subscriber shall only be under an obligation to subscribe and pay for the Preference Shares if (a) all other Preference Share Subscribers duly subscribe and pay for the Preference Shares at the Closing, (b) the Issuer has fully performed all of its obligations hereunder and (c) all authorisations, consents and approvals required by the Issuer for or in connection with the creation, issue and allotment of the Preference Shares have been obtained and are in full force and effect.

5.           PROXIES AND WAIVER

5.1       Proxies

Each of Jörg Menten, Roman Schenk and Dietrich Nord hereby irrevocably appoints Gerald Möller as his proxy with respect to all voting rights under all shares in the Issuer owned by each of them respectively and agrees further to execute any proxy forms, deeds or any other documents to give effect to such appointment under Bermudan law.

5.2         Waivers

Solely for the purpose of giving effect to this Agreement and the subscription agreement dated on or about the date of this Agreement between the Issuer, ESG Re Limited and HMI Partners L.L.C. relating to the issue of up to 3,000,000 Preference Shares (the "Subscription Agreement"), each Preference Share Subscriber hereby irrevocably waives:

(a)             all class rights with respect to any preference shares which it owns;

(b)            all pre-emption rights relating to and which may affect the issue and allotment of Preference Shares herein and under the Subscription Agreement; and

(c)             all pre-emption rights with respect to any Ordinary Shares which it owns.

If such class rights or pre-emption rights would otherwise be breached by the issue of Preference Shares, each Subscriber further agrees to execute any documents and to vote in favour of, or sign written resolutions to pass, any resolutions required to give effect to such waiver.

6.           NEGATIVE PLEDGE

The Issuer shall not, for as long as any Preference Shares are outstanding, without the prior written consent of the Preference Share Subscribers:

(a)             create, or agree or attempt to create, or permit to subsist any mortgage, fixed or floating charge, pledge or other security of any kind (including any security conferring power to convert a floating charge into a fixed charge in relation to any Asset) or any trust over any Asset, or permit any lien (other than a lien arising by operation of law in the ordinary course of the Issuer's business) to arise or subsist over any Asset;

(b)            sell, assign, lease, licence or sub-license, or grant any interest in any of its Land or Intellectual Property Rights, or purport to do any such act, or part with possession or ownership of them, or allow any third party access or the right to use any copy of any of its Intellectual Property Rights.

7.           SURVIVAL

The provisions of this Agreement shall continue in full force and effect notwithstanding the completion of the arrangements set out herein for the issue and allotment of the Preference Shares and regardless of any investigation by any party hereto.

8.           TIME

Any date or period specified herein may be postponed or extended by mutual agreement among the parties but, as regards any date or period originally fixed or so postponed or extended, time shall be of the essence.

9.           NOTICES

9.1         Addresses for notices

All notices and other communications hereunder shall be made in writing and in English (by letter or fax) and shall be sent as follows:

9.1.1         If to the Issuer, to it at:

4sigma (Bermuda) Ltd.

Cedar House

41 Cedar Avenue

Hamilton HM 12
Bermuda

Fax:                          00-1-441-292-8666

Attention:                 Shari L. Simons

with a copy to:

4sigma Limited
c/o Clifford Chance Punder
Cecilienallee 6-040474 Dusseldorf
Germany

Fax:                          + 49-211-43-555-600

Attention:                 Herbert Palmberger

9.1.2         If to any Preference Share Subscriber, to it at its address for the time being for the giving of notices to it by the Issuer in its capacity as a shareholder of the Issuer.

9.2         Effectiveness

Every notice or other communication sent in accordance with Clause 9.1 shall be effective upon receipt by the addressee.

10.         LAW AND  JURISDICTION

10.1       Governing law

This Agreement is governed by, and shall be construed in accordance with, the laws of Bermuda.

10.2       Jurisdiction

Each party hereto agrees that the courts of Bermuda shall have jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Agreement (respectively, "Proceedings" and "Disputes") and, for such purposes, irrevocably submits to the jurisdiction of such courts.

10.3       Appropriate forum

Each party hereto irrevocably waives any objection which it might now or hereafter have to the courts of Bermuda being nominated as the forum to hear and determine any Proceedings and to settle any Disputes, and agrees not to claim that any such court is not a convenient or appropriate forum.

10.4       Non-exclusivity

The submission to the jurisdiction of the courts of Bermuda shall not (and shall not be construed so as to) limit the right of any party hereto to take Proceedings in any other court of competent jurisdiction, nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by law.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

SCHEDULE 1

TERM SHEET

(1)       Description of E Shares

There shall be created a class E convertible non voting redeemable preference shares of US$0.01 each in the Company ("E Share" or "E Shares").

(2)       Definitions

Terms used in this Schedule, unless otherwise defined, shall have the meanings given to them in the Bye-laws of the Company.

(3)       Dividends

(a)             The holders of the E Shares will be entitled to receive dividends at the rate of 8% per annum on the amount paid up or credited as paid up thereon (together with any premium paid at the date of issue) (the "E Fixed Dividend").   Dividends on the E Shares shall be cumulative and shall accrue and be compounded daily.

(b)            No dividend will be paid on the A Shares, the Ordinary Shares, the B Shares, the C Shares or the D Shares unless and until all accrued and unpaid dividends have been paid on the E Shares.

(4)       Capital

Subject at all times to any relevant insolvency laws or regulations in Bermuda and/or other applicable jurisdictions, in the event of a winding up of the Company or upon a reduction or return of capital, the holders of E Shares shall be entitled in priority to the holders of Ordinary Shares, A Shares, B Shares, C Shares and D Shares out of the assets of the Company remaining after payments of its debts and liabilities and of the costs, charges and expenses of such winding up or reduction or return of capital an amount per E Share equal to the sum of (a) the amount paid up or credited as being paid up on such E Share (including the premium (if any)) and (b) any accrued but unpaid E Fixed Dividend.

(5)       Conversion of E Shares to Ordinary Shares

(a)             At the option of any holder of E Shares, each of the E Shares held by such member and which such member wishes to convert shall be converted into and re-designated as one Ordinary Share.

(b)            All accrued and unpaid E Fixed Dividends with respect to any E Shares being converted shall concurrently be converted into Ordinary Shares at the rate of one Ordinary Share to every US$1.00, provided that the Company shall not issue fractions of Ordinary Shares but shall round any fractional amounts due to any member up or down to the nearest whole Ordinary Share (0.5 being rounded up).

(c)             To effect such conversion, the relevant member shall deliver to the Company a notice setting out the number of E Shares to be converted and enclosing the share certificate(s) relating to such E Shares.  The Company shall effect such conversions within 7 days of receipt of such conversion notice and shall immediately upon such conversion issue to the relevant members share certificates for the total number of Ordinary Shares converted from the E Shares and the E Fixed Dividends (if any).

(d)            The Ordinary Shares resulting from the conversion shall rank for the full amount of all dividends on the Ordinary Shares paid by reference to a record date after, or declared or resolved to be paid after, the date of conversion corresponding to the proportion of the whole period in respect of which dividends are declared or resolved to be paid during which the Ordinary Shares have existed.

(6)       Voting

The holders of the E Shares shall have no right to vote other than as a class with respect to (a) any rights of such E Shares in accordance with the Bye-laws in which case the provisions relating to class meetings contained in the Bye-Laws shall apply and (b) any resolution relating to any merger, reorganisation, amalgamation or business combination of the Company.

(7)       Redemption

(a)             The Company shall redeem all the E Shares on the earlier of:

(i)        1 October 2006; or

(ii)       the occurrence of an Event.

(b)            At least seven days (or such lesser period as shall be agreed between the Company and the holders of 75% of the E Shares) prior to redemption of any shares under Paragraph (a) above, the Company shall give notice to the relevant Shareholders specifying the total amount of shares to be redeemed, the number of such holder's shares to be redeemed and the applicable redemption date and place at which the certificates of such shares are to be procured for the redemption.  Upon such redemption date each of the Shareholders to which such notice was addressed shall be bound to deliver to the Company at such place the certificates for such of the shares concerned as are held by it.  Upon delivery of the certificates the Company shall pay to such holder the amount due to him in respect of such redemption.  If any certificate so delivered to the Company includes any shares not to be redeemed on the relevant date, a new certificate for such shares shall be issued free of charge to the holder delivering such certificate to the Company.

(c)             On such redemption the holders of the E Shares redeemed shall be paid the amount paid-up or credited as paid-up on the E Shares (including the premium (if any)) together with a sum equal to any arrears on deficiency or accruals of dividend (whether earned or declared or not) calculated to and including the date of such redemption.

(8)       Pre-emption Rights

(a)             The Company shall not allot any equity securities on any terms to a person unless it has made an offer (an "Offer") to each holder of E Shares, on the same or more favourable terms, of a proportion of those securities which is equal (or as nearly as practicable equal) to the proportion of (i) the nominal value of Ordinary Shares which would be held by such holder if it exercised fully its option to convert all its E Shares into Ordinary Shares to (ii) the nominal value of all outstanding Ordinary Shares plus such number of Ordinary Shares outstanding as would be issued if all the holders of E Shares fully exercised their options to convert their E Shares into Ordinary Shares. For this purpose, the Directors shall determine the number of Ordinary Shares into which the E Shares would convert on the basis of Paragraph (5) above.  The Company shall not allot any of those securities to a person unless the period during which any such offer may be accepted has expired or the Company has received notice of the acceptance or refusal of every offer so made.

(b)            At least 10 days prior to the date of the proposed issue of equity securities, the Company shall make an Offer in writing to the holders of the E Shares either personally or by post to him at the address for the time being for the giving of notices to him by the Company in his capacity as a Shareholder of the Company.  The Offer must state a period of not less than 10 days during which it may be accepted and the offer shall not be withdrawn before the end of such period.

SCHEDULE 2

BOND HOLDINGS/PREFERENCE SHARE COMMITMENTS

Preference Share	Aggregate	Accrued	Total	Number of
Subscriber	Principal Amount	Interest	(USD)	Preference
	of Bonds (USD)	(USD)		Shares

ESG Re Limited	854,545.45	30,176.84	884,722.29	884,722

Head Company Profit Sharing Plan	5,340.91	188.61	5,529.52	5,530

HMI Partners L.L.C.	315,113.64	11,127.71	326,241.35	326,241

Jörg Menten	7,500	332.05	7,832.05	7,832

Gerald Möller	30,000	1,121.10	31,121.10	31,121

Dietrich Nord	15,500	560.55	15,560.55	15,561

Roman Schenk	15,000	560.55	15,560.55	15,561

SCHEDULE 3

SELLING RESTRICTIONS

1.         General

Each party hereto acknowledges that no action has been or will be taken in any jurisdiction by the Issuer or any Preference Share Subscriber that would permit a public offering of the Preference Shares, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for that purpose is required. Each party hereto undertakes to each other party hereto that it will comply with all applicable laws and regulations in each country or jurisdiction in which it purchases, offers, sells or delivers the Preference Shares or has in its possession or distributes such offering material, in all cases at its own expense.

2.         United States

The Preference Shares have not been and will not be registered under the United States Securities Act of 1933, as amended, and may not be offered or sold within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the United States Securities Act of 1933, as amended. Each party hereto represents, warrants and undertakes to each other party hereto that neither it nor any of its affiliates (including any person acting on behalf of any party hereto or any of its affiliates) has offered or sold, or will offer or sell, any Preference Shares in any circumstances which would require the registration of any of the Preference Shares under the United States Securities Act of 1933, as amended, or the registration of the Issuer, the Preference Shares under the United States Investment Company Act of 1940, as amended. Terms used in this paragraph have the meanings given to them in the United States Securities Act of 1933, as amended, and the regulations thereunder.

3.         Bermuda

The Issuer has applied for and secured the consent of the Bermuda Monetary Authority (the "Authority") to the issuance to the Preference Share Subscribers of the Preference Shares. In granting such consent, the Authority accepts no responsibility for the financial soundness of any proposal or for the correctness of any statements made or opinions expressed with respect to the Preference Shares or the Issuer. Any transfer of the Preference Shares will also require the consent of the Authority.

4.         Germany

Each Preference Share Subscriber confirms that it has complied and will comply with the Securities Sales Prospectus Act (the "Act") of the Federal Republic of Germany (Wertpapier-Verkaufsprospektgesetz).  Each Preference Share Subscriber further represents, warrants and undertakes that it has not engaged in, and will not engage in, a public offering (öffentliches Angebot) within the meaning of the Act with respect to any Preference Share otherwise than in accordance with all applicable legal and regulatory requirements.

SIGNATURES

The Issuer
4SIGMA (BERMUDA) LTD.
By:	s/Gerald Möller	By:
GERALD MÖLLER
The Preference Share Subscribers
ESG RE LIMITED
By:	s/Margaret L. Webster
Corporate Secretary

HEAD COMPANY PROFIT SHARING PLAN
By:	s/John C Head III
Trustee

HMI PARTNERS L.L.C.
By:	s/John C Head III

JÖRG MENTEN
s/Jörg Menten

______________________________________________________________________

GERALD MÖLLER

______________________________________________________________________

DIETRICH NORD

______________________________________________________________________

ROMAN SCHENK

______________________________________________________________________

4SIGMA (BERMUDA) LTD.

8 PER CENT NON-VOTING REDEEMABLE
AND CONVERTIBLE PREFERENCE SHARES

SUBSCRIPTION AGREEMENT

THIS AGREEMENT is made on November 8, 2001

BETWEEN

(1)           4SIGMA (BERMUDA) LTD. (the "Issuer");  and

(2)           THE PARTIES NAMED IN SCHEDULE 2 (each, a "Subscriber").

WHEREAS

The Issuer has authorised the creation and issue of 5,000,000 8% class E non-voting redeemable and convertible preference shares of nominal value of USD0.01 each (the "Preference Shares"), the terms of which are substantially set out in the Term Sheet, of which 3,000,000 will be issued for cash.  Each of the Subscribers intends to make further investments in the Issuer by agreeing to subscribe for the Preference Shares in the terms set out herein.

IT IS AGREED as follows:

1.         INTERPRETATION

1.1      Definitions

In this Agreement the following expressions have the following meanings:

“Availability Period” means the period from and including the date hereof to 31 December 2002 (inclusive).

“Business Day” means a day on which banks are generally open for business in Bermuda and the United States.

“Commitment” means, in relation to each Subscriber, the number of Preference Shares opposite its name in Schedule 2.

“Issue Notice” means a notice in writing substantially in the form set out in Schedule 4.

“Issue Price” means USD1.00 per Preference Share.

“Minimum Number” means 100,000 Preference Shares.

“Share Certificate” means a certificate representing one or more Preference Shares.

“Subscription Date” means the Business Day stated as such in the relevant Issue Notice, provided that such day may not be less than two Business Days after the date on which the Issue Notice is received by each Subscriber.

“Term Sheet” means the term sheet set out in Schedule 1.

“Total Commitment” means 3,000,000 Preference Shares.

1.2       Statutes

Any reference in this Agreement to a statute, any provision thereof or to any statutory instrument, order or regulation made thereunder shall be construed as a reference to such statute, provision, statutory instrument, order or regulation as the same may have been, or may from time to time be, amended or re-enacted.

2.         SUBSCRIPTION, ISSUE AND ALLOTMENT

2.1       Undertaking to subscribe

Each of the Subscribers, severally and not jointly, undertakes to the Issuer that, subject to and in accordance with the provisions of this Agreement, it will on each Subscription Date during the Availability Period, subscribe and pay for such number of Preference Shares required by the Issue Notice provided that:

(i)              the total number of Preference Shares to be issued on that Subscription Date shall not be less than the Minimum Number and shall be in multiples of 100,000 (representing USD100,000);

(ii)            the number of Preference Shares to be subscribed by each Subscriber shall be in the same proportion to the total number of Preference Shares to be issued on that Subscription Date as such Subscriber’s Commitment be as to the Total Commitment;

(iii)           the total number of Preference Shares subscribed by each Subscriber shall not exceed its respective Commitment; and

(iv)           the issue of the relevant Issue Notice by the Issuer is duly authorised by the unanimous approval of the board of directors of the Issuer.

2.2       Undertaking to issue and allot

The Issuer undertakes to each Subscriber that, subject to and in accordance with the provisions of this Agreement, such number of Preference Shares as set out in the relevant Issue Notice will be issued and allotted to the Subscriber on each Subscription Date.

3.         SELLING RESTRICTIONS

Each party hereto acknowledges, represents, warrants and undertakes as set out in Schedule 3.

4.         CLOSING

4.1       Closing

The closing of each issue shall take place on the relevant Subscription Date, whereupon:

4.1.1          Delivery of Preference Shares: The Issuer shall deliver to the Subscribers the relevant Preference Shares (by appropriate entry in the share register and furnishing to each Subscriber the Share Certificate in respect of the relevant Preference Shares).

4.1.2          Payment of issue proceeds: Subject to Clause 4.2, each Subscriber shall pay for the relevant Preference Shares by credit transfer in United States dollars to such account as the Issuer has designated to the Subscribers in the relevant Issue Notice or otherwise as agreed between the Issuer and the Subscribers.

4.2       Conditions precedent

Each Subscriber shall only be under an obligation to subscribe and pay for the Preference Shares on a Subscription Date if (a) the Issuer has fully performed all of its obligations hereunder and (b) all authorisations, consents and approvals required by the Issuer for or in connection with the creation, issue and allotment of the Preference Shares have been obtained and are in full force and effect, as of the relevant Subscription Date.

5.         DISCHARGE

The Subscribers shall be discharged from their obligation to subscribe for the Preference Shares hereunder upon the occurrence of the following events:

(i)        any action, step or legal proceeding, threatened or otherwise, is taken by the Issuer or any other person for the winding-up, dissolution, administration or re-organisation (whether by way of voluntary arrangement, scheme of arrangement or otherwise) or for the appointment, threatened or otherwise, of a liquidator, receiver, administrator, administrative receiver, conservator, custodian, trustee or similar officer of it or any of its subsidiaries or of any or all of its revenues and assets or that of any subsidiary;
(ii)       the admission of any of the Issuer’s ordinary shares to listing and trading on a recognised stock exchange; or
(iii)      the sale of all or substantially all of the Issuer’s shares or assets.

6.         SURVIVAL

The provisions of this Agreement shall continue in full force and effect notwithstanding the completion of the arrangements set out herein for the issue and allotment of the Preference Shares and regardless of any investigation by any party hereto.

7.         TIME

Any date or period specified herein may be postponed or extended by mutual agreement among the parties but, as regards any date or period originally fixed or so postponed or extended, time shall be of the essence.

8.         NOTICES

8.1       Addresses for notices

All notices and other communications hereunder shall be made in writing and in English (by letter or fax) and shall be sent as follows:

8.1.1          If to the Issuer, to it at:

4sigma (Bermuda) Ltd.

Cedar House

41 Cedar Avenue

Hamilton HM 12
Bermuda

Fax:                          00-1-441-292-8666

Attention:                 Shari L. Simons

with a copy to:

4sigma Limited
c/o Clifford Chance Punder
Cecilienallee 6-040474 Dusseldorf
Germany

Fax:                          + 49-211-43-555-600

Attention:                 Herbert Palmberger

8.1.2          If to the Subscriber, to it at its address for the time being for the giving of notices to it by the Issuer in its capacity as a shareholder of the Issuer.

8.2       Effectiveness

Every notice or other communication sent in accordance with Clause 8.1 shall be effective upon receipt by the addressee.

9.         LAW AND JURISDICTION

9.1       Governing law

This Agreement is governed by, and shall be construed in accordance with, the laws of Bermuda.

9.2       Jurisdiction

Each party hereto agrees that the courts of Bermuda shall have jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Agreement (respectively, “Proceedings” and “Disputes”) and, for such purposes, irrevocably submits to the jurisdiction of such courts.

9.3       Appropriate forum

Each party hereto irrevocably waives any objection which it might now or hereafter have to the courts of Bermuda being nominated as the forum to hear and determine any Proceedings and to settle any Disputes, and agrees not to claim that any such court is not a convenient or appropriate forum.

9.4       Non-exclusivity

The submission to the jurisdiction of the courts of Bermuda shall not (and shall not be construed so as to) limit the right of any party hereto to take Proceedings in any other court of competent jurisdiction, nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by law.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

SCHEDULE 1

Term Sheet

(1)       Description of E Shares

There shall be created a class E convertible non voting redeemable preference shares of US$0.01 each in the Company ("E Share" or "E Shares").

(2)       Definitions

Terms used in this Schedule, unless otherwise defined, shall have the meanings given to them in the Bye-laws of the Company.

(3)       Dividends

(a)             The holders of the E Shares will be entitled to receive dividends at the rate of 8% per annum on the amount paid up or credited as paid up thereon (together with any premium paid at the date of issue) (the “E Fixed Dividend”).   Dividends on the E Shares shall be cumulative and shall accrue and be compounded daily.

(b)             No dividend will be paid on the A Shares, the Ordinary Shares, the B Shares, the C Shares or the D Shares unless and until all accrued and unpaid dividends have been paid on the E Shares.

(4)       Capital

Subject at all times to any relevant insolvency laws or regulations in Bermuda and/or other applicable jurisdictions, in the event of a winding up of the Company or upon a reduction or return of capital, the holders of E Shares shall be entitled in priority to the holders of Ordinary Shares, A Shares, B Shares, C Shares and D Shares out of the assets of the Company remaining after payments of its debts and liabilities and of the costs, charges and expenses of such winding up or reduction or return of capital an amount per E Share equal to the sum of (a) the amount paid up or credited as being paid up on such E Share (including the premium (if any)) and (b) any accrued but unpaid E Fixed Dividend.

(5)       Conversion of E Shares to Ordinary Shares

(a)             At the option of any holder of E Shares, each of the E Shares held by such member and which such member wishes to convert shall be converted into and re-designated as one Ordinary Share.

(b)            All accrued and unpaid E Fixed Dividends with respect to any E Shares being converted shall concurrently be converted into Ordinary Shares at the rate of one Ordinary Share to every US$1.00, provided that the Company shall not issue fractions of Ordinary Shares but shall round any fractional amounts due to any member up or down to the nearest whole Ordinary Share (0.5 being rounded up).

(c)             To effect such conversion, the relevant member shall deliver to the Company a notice setting out the number of E Shares to be converted and enclosing the share certificate(s) relating to such E Shares.  The Company shall effect such conversions within 7 days of receipt of such conversion notice and shall immediately upon such conversion issue to the relevant members share certificates for the total number of Ordinary Shares converted from the E Shares and the E Fixed Dividends (if any).

(d)            The Ordinary Shares resulting from the conversion shall rank for the full amount of all dividends on the Ordinary Shares paid by reference to a record date after, or declared or resolved to be paid after, the date of conversion corresponding to the proportion of the whole period in respect of which dividends are declared or resolved to be paid during which the Ordinary Shares have existed.

(6)       Voting

The holders of the E Shares shall have no right to vote other than as a class with respect to (a) any rights of such E Shares in accordance with the Bye-laws in which case the provisions relating to class meetings contained in the Bye-Laws shall apply and (b) any resolution relating to any merger, reorganisation, amalgamation or business combination of the Company.

(7)       Redemption

(a)           The Company shall redeem all the E Shares on the earlier of:

(i)        1 October 2006; or

(ii)       the occurrence of an Event.

(b)             At least seven days (or such lesser period as shall be agreed between the Company and the holders of 75% of the E Shares) prior to redemption of any shares under Paragraph (a) above, the Company shall give notice to the relevant Shareholders specifying the total amount of shares to be redeemed, the number of such holder's shares to be redeemed and the applicable redemption date and place at which the certificates of such shares are to be procured for the redemption.  Upon such redemption date each of the Shareholders to which such notice was addressed shall be bound to deliver to the Company at such place the certificates for such of the shares concerned as are held by it.  Upon delivery of the certificates the Company shall pay to such holder the amount due to him in respect of such redemption.  If any certificate so delivered to the Company includes any shares not to be redeemed on the relevant date, a new certificate for such shares shall be issued free of charge to the holder delivering such certificate to the Company.

(c)                    On such redemption the holders of the E Shares redeemed shall be paid the amount paid-up or credited as paid-up on the E Shares (including the premium (if any)) together with a sum equal to any arrears on deficiency or accruals of dividend (whether earned or declared or not) calculated to and including the date of such redemption.

(8)       Pre-emption Rights

(a)           The Company shall not allot any equity securities on any terms to a person unless it has made an offer (an “Offer”) to each holder of E Shares, on the same or more favourable terms, of a proportion of those securities which is equal (or as nearly as practicable equal) to the proportion of (i) the nominal value of Ordinary Shares which would be held by such holder if it exercised fully its option to convert all its E Shares into Ordinary Shares to (ii) the nominal value of all outstanding Ordinary Shares plus such number of Ordinary Shares outstanding as would be issued if all the holders of E Shares fully exercised their options to convert their E Shares into Ordinary Shares. For this purpose, the Directors shall determine the number of Ordinary Shares into which the E Shares would convert on the basis set out in Paragraph (5) above.  The Company shall not allot any of those securities to a person unless the period during which any such offer may be accepted has expired or the Company has received notice of the acceptance or refusal of every offer so made.

(b)             At least 10 days prior to the date of the proposed issue of equity securities, the Company shall make an Offer in writing to the holders of the E Shares either personally or by post to him at the address for the time being for the giving of notices to him by the Company in his capacity as a Shareholder of the Company.  The Offer must state a period of not less than 10 days during which it may be accepted and the offer shall not be withdrawn before the end of such period.

SCHEDULE 2

Commitments

Subscriber	Number of	Commitments
	Preference Shares	(USD)

ESG Re Limited	1,800,000	1,800,000

HMI Partners L.L.C.	1,200,000	1,200,000

SCHEDULE 3
SELLING RESTRICTIONS

1.         General

Each party hereto acknowledges that no action has been or will be taken in any jurisdiction by the Issuer or each Subscriber that would permit a public offering of the Preference Shares, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for that purpose is required. Each party hereto undertakes to each other party hereto that it will comply with all applicable laws and regulations in each country or jurisdiction in which it purchases, offers, sells or delivers the Preference Shares or has in its possession or distributes such offering material, in all cases at its own expense.

2.         United States

The Preference Shares have not been and will not be registered under the United States Securities Act of 1933, as amended, and may not be offered or sold within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the United States Securities Act of 1933, as amended. Each party hereto represents, warrants and undertakes to each other party hereto that neither it nor any of its affiliates (including any person acting on behalf of any party hereto or any of its affiliates) has offered or sold, or will offer or sell, any Preference Shares in any circumstances which would require the registration of any of the Preference Shares under the United States Securities Act of 1933, as amended, or the registration of the Issuer, the Preference Shares under the United States Investment Company Act of 1940, as amended. Terms used in this paragraph have the meanings given to them in the United States Securities Act of 1933, as amended, and the regulations thereunder.

3.         Bermuda

The Issuer has applied for and secured the consent of the Bermuda Monetary Authority (the "Authority") to the issuance to each Subscriber of the Preference Shares. In granting such consent, the Authority accepts no responsibility for the financial soundness of any proposal or for the correctness of any statements made or opinions expressed with respect to the Preference Shares or the Issuer. Any transfer of the Preference Shares will also require the consent of the Authority.

4.         Germany

Each Subscriber confirms that it has complied and will comply with the Securities Sales Prospectus Act (the “Act”) of the Federal Republic of Germany (Wertpapier-Verkaufsprospektgesetz). Each Subscriber further represents, warrants and undertakes that it has not engaged in, and will not engage in, a public offering (öffentliches Angebot) within the meaning of the Act with respect to any Preference Share otherwise than in accordance with all applicable legal and regulatory requirements.

SCHEDULE 4

Issue Notice

[on letterhead of the Issuer]

To:      ESG Re Ltd
HMI Partners L.L.C.

Dated:

Dear Sirs,

1.         We refer to the agreement (the "Subscription Agreement") dated [insert date of Subscription Agreement] 2001 between us, ESG Re Ltd and HMI Partners L.L.C. relating to the issue of up to 3,000,000 Preference Shares.

2.         Terms used here have the meaning given to them in the Subscription Agreement.

3.         We hereby give you notice that, pursuant to the Subscription Agreement on [insert Subscription Date], we wish to issue [•] Preference Shares, of which you will subscribe for [•].

4.             We confirm that our board of directors have unanimously approved the issuing of this Issue Notice.

Yours faithfully

…………………………………
Authorised Signatory
for and on behalf of
4sigma (Bermuda) Ltd.

SIGNATURES

The Issuer

4SIGMA (BERMUDA) LTD.
By:	s/Gerald Möller	By:

The Subscribers
ESG RE LIMITED
By:	s/Margaret L. Webster
Corporate Secretary

HMI PARTNERS L.L.C.
By:	s/John C Head III